FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2022
FAIR VALUE MEASUREMENT
FAIR VALUE MEASUREMENT

17   FAIR VALUE MEASUREMENT

The Company did not have financial assets or liabilities measured at fair value on a recurring basis as of December 31, 2021 and 2022.

Following is a description of the valuation techniques that the Company uses to measure fair value of other financial assets and financial liabilities:

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Short-term financial instruments (cash, restricted cash, accounts receivable and payable, short-term borrowings, and accrued expenses and other payables) — cost approximates fair value because of the short maturity period.

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Long-term borrowings — fair value is based on the amount of future cash flows associated with each debt instrument discounted at the Company’s current borrowing rate for similar debt instruments of comparable terms. The carrying values of the long-term borrowings approximate their fair values as all the long-term debt carry various interest rates which approximate rates currently offered by the Company’s bankers for similar debt instruments of comparable maturities.

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Convertible Bonds payable—the estimated fair value was RMB2,246,231 and RMB5,281,029 as of December 31, 2021 and 2022, respectively. The fair value of Convertible Bonds due 2025 was measured based on the price in the open market and the fair value of Convertible Bonds due 2029 was measured using Binomial Model.

Non-recurring fair value measurements

Certain long-lived assets of the Company may be measured at fair value on a non-recurring basis, if determined to be impaired. As of December 31, 2022, one of the Company’s data center level asset groups was measured at fair value of RMB60,000 based on unadjusted quoted price in active market (Level 1 Inputs) and impairment loss of long-lived assets of RMB12,759 was recognized for the amount of its carrying amount exceeding the fair value.